Exhibit 10.32

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

ELIXIR PHARMACEUTICALS, INC.

COMMON STOCK PURCHASE WARRANT

Expiration Date: March 1, 2011

Elixir Pharmaceuticals, Inc., a Delaware a corporation (the “Company”), hereby certifies that, for value received, Compton Overseas Investment Ltd. (the “Holder”), or its successors or permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company 10,000 fully paid and nonassessable shares of Common Stock, $.001 par value per share, of the Company (the “Warrant Number”), at a purchase price of $2.00 per share (the “Purchase Price”), subject to adjustment as provided in this Warrant.

This Warrant is issued pursuant to a certain Agency Agreement (the “Agency Agreement”), dated as of September 4, 2003, by and among the Company and the Holder, a copy of which is on file at the principal office of the Company.

1. Initial Exercise Date; Expiration. This Warrant may be exercised at any time or from time to time on or after March 1, 2006, and it shall expire at 5:00 p.m., United States Eastern time, on March 1, 2011. Notwithstanding the foregoing, this Warrant shall expire immediately prior to the earlier of (a) the effectiveness of a registration statement filed with respect to the Company’s initial public offering of stock, or (b) the merger, consolidation, sale of substantially all of the assets, or sale of more than a majority of the outstanding voting stock of the Company, provided, however, that in the case of the occurrence of the events described in items (a) and (b) of this Section 1, the Company shall give the Holder notice of such pending event(s) and the Holder shall have at least seven (7) days following receipt of such notice to exercise all or some of this Warrant prior to such expiration.

2. Exercise of Warrant; Redemption.

(a) This Warrant may be exercised in full or in part by the Holder by surrender of this Warrant, with the form of cash exercise subscription attached hereto (the “Exercise Notice”) duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the Purchase Price of the shares of Common Stock to be purchased hereunder.

(b) The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the redemption notice attached hereto (the “Redemption Notice”) duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A-B)

      A

where	X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 2(b).

	Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2(b).

	A =	the fair market value (“FMV”) of one share of Common Stock, as determined below, as at the time the net issue election is made pursuant to this Section 2(b).

	B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 2(b).

For the purposes of this Section 2(b), FMV shall be determined at the time of exercise and shall mean the price per share of Common Stock or Common Stock equivalent paid by investors to purchase the Common Stock or Common Stock equivalent of the Company (taking into account any consideration paid separately to acquire any security which is exercisable for or convertible into Common Stock) in any arm’s length equity financing completed within the preceding six (6) months, or, if no such equity financing has so occurred, a fair value as determined in good faith by the Board of Directors of the Company.

(c) For any partial exercise or redemption pursuant to Section 2(a) or 2(b) hereof, the Holder shall designate in the Exercise Notice or Redemption Notice (as the case may be) the number of shares of Common Stock that it wishes to purchase or the aggregate number of underlying shares of Common Stock represented by the portion of the Warrant it wishes to redeem (as the case may be). On any such partial exercise or redemption, the Company shall issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock represented by this Warrant which have not been purchased upon such exercise or redemption.

3. Effectiveness of Exercise or Redemption. The exercise or redemption of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2(a) or 2(b) (as the case may be).

4. Delivery on Exercise or Redemption. As soon as practicable after the exercise or redemption of this Warrant in full or in part pursuant to Section 2(a) or 2(b), as the case may be, and in any event within five (5) business days thereafter, the Company will cause to be issued in the name of and delivered to the Holder, or as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which such Holder shall be entitled on such exercise or redemption.

5. Adjustment of Purchase Price and Warrant Number.

(a) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Purchase Price and Warrant Number shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock. For example, if there should be a 2-for-1 Common Stock split, the Purchase Price would be divided by two and the Warrant Number would be doubled.

(b) Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise or redemption of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

6. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of the Common Stock above the Purchase Price (b) will at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise or redemption of this Warrant by the Holder, and (c) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise or redemption of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

7. Replacement of Warrant. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Investment Intent. The Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise or redemption hereof, and at the time of any proposed transfer of securities acquired upon exercise or redemption hereof, the Holder will deliver to the Company a written statement that the Holder is an accredited investor and the securities acquired by the Holder upon exercise or redemption hereof are for its own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof and with no present intention (at any such time) of offering and distributing such securities.

9. Transfer. Subject to compliance with applicable federal and state securities laws and with the consent of the Company, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder, and shall issue to the Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred. Upon any such transfer, the assignee shall be subject to all of the rights and obligations of the Holder contained herein.

10. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder as a stockholder of the Company.

11. Notices. All notices referred to in this Warrant shall be in writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (a) to the Company, at its principal executive offices and (b) to the Holder, at such Holder’s address as it appears in the records of the Company.

12. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. This Warrant shall be governed by and construed and enforced in accordance with laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

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- Elixir Pharmaceuticals, Inc. Common Stock Purchase Agreement Signature Page -

Dated as of March 1, 2004

ELIXIR PHARMACEUTICALS, INC.

By:	/s/ Karen L. Roberts
Name:	Karen L. Roberts
Title:	VP Finance and Admin., Treasurer

EXERCISE NOTICE

[To be signed only on exercise of Warrant]

TO: ELIXIR PHARMACEUTICALS, INC.

The undersigned, the holder of the within Warrant, hereby irrevocably elects, in accordance with and subject to the provisions of Section 2(a) of such Warrant, to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________* shares of Common Stock of Elixir Pharmaceuticals, Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is ______________________________________________________________.

(Signature must conform in all respects to name of holder as specified on the fact of the Warrant)

(Address)

Dated:

_________________________________

*	Insert here the number of shares as to which the Warrant is being exercised.

REDEMPTION NOTICE

[To be signed only on redemption of Warrant]

TO: ELIXIR PHARMACEUTICALS, INC.

The undersigned, the holder of the within Warrant, hereby irrevocably elects, in accordance with and subject to the provisions of Section 2(b) of such Warrant, to redeem, and to cause Elixir Pharmaceuticals, Inc. to redeem, such Warrant with respect to that portion of such Warrant representing __________ *underlying shares of Common Stock of Elixir Pharmaceuticals, Inc. The undersigned requests that the certificates for the shares of Common Stock issuable upon redemption be issued in the name of, and delivered to ___________________________________, whose address is ____________________________________________.

(Signature must conform in all respects to name of holder as specified on the fact of the Warrant)

(Address)

Dated:

____________________________________

*	Insert here the number of underlying shares with respect to which the Warrant is being redeemed.